Exhibit 99.1

Strictly Private and Confidential

Kennedy Wilson Europe Real Estate PLC

47 Esplanade

St Helier

Jersey JE1 0BD

KW Investment Management Ltd (the “Manager”)

47 Esplanade

St Helier

Jersey JE1 0BD

22 March 2017

Ladies and Gentlemen

Project Kona – Mutual Confidentiality Agreement

We, Kennedy-Wilson Holdings, Inc. (“KWH”), the Manager and you, Kennedy Wilson Europe Real Estate PLC (“KWE”) (each a “Party”) have been in discussions concerning the Proposed Transaction (as defined below).

In connection with this, and in consideration of the provision by each Party of Confidential Information to the other, the Parties have agreed to make certain information available to others in order to evaluate the Proposed Transaction.

1	Definitions and interpretation

1.1	In this agreement the following words and expressions shall have the following meanings:

acting in concert: means acting in concert in relation to KWE within the meaning of the Code;

Adviser: in relation to any Party, each legal and other professional adviser, investment banker, broker, and other person advising it or any member of its Group in relation to the Proposed Transaction, including (unless the context otherwise requires) all Representatives of such persons and, in relation to the Manager, all Associates to whom it has disclosed KWE Information;

Associate: has the meaning given to it in the IMA;

CJA: the Criminal Justice Act 1993;

Code: the City Code on Takeovers and Mergers;

Confidential Information: of either Party means:

(a)	information regarding the Proposed Transaction and any discussions or negotiations between KWH’s and KWE’s respective Representatives or Advisers;

(b)	information and data of whatever nature, whether or not recorded or preserved, relating to the capital structure, business affairs, assets or liabilities of the

Disclosing Party or any member of its Group which was or is disclosed orally, electronically or in writing for the purposes of, in relation to or as a consequence of enquiries, discussions and negotiations surrounding the Proposed Transaction (or, in the case of KWE, KWE Information (i) which has been disclosed by, or at the request of KWH, the Manager, any member of KWH’s Group or any of their respective Advisers or Representatives or (ii) of which any of the Manager, KWH, any member of KWH’s Group or any of their respective Representatives or Advisers is aware);

(c)

confidential information and data of whatever nature, whether or not recorded or preserved, disclosed to the Receiving Party or any of its Representatives or Advisers by any inspection of, or visit to, property owned, used or occupied by the Disclosing Party or any member of its Group; and

(d)

such reports, interpretations, forecasts, analyses, compilations, studies and other documents prepared by the Parties or any of their respective Representatives or Advisers or any other member of their respective Groups as contain, reflect or are otherwise generated from (in each case in whole or in part) information falling within sub-paragraphs (b) or (c) above;

Delegate: any Associate of the Manager to whom the Manager has delegated any of its obligations in accordance with the IMA;

Disclosing Party: means KWE in relation to KWE Information and KWH in relation to KWH Information;

FCA: the UK Financial Conduct Authority (or any successor regulatory organisation);

Group: in relation to any company, means any body corporate which is from time to time a holding company or parent undertaking of that company, a subsidiary undertaking of that company or a subsidiary undertaking of a holding company or parent undertaking of that company (and “member of the Group” or similar expressions shall be construed accordingly) provided that, for the purposes of this agreement, KWE and its subsidiary undertakings are not members of KWH’s Group and each special purpose vehicle in which KWE or any of its subsidiary undertakings is directly or indirectly interested will be treated as a member of KWE’s Group;

IMA: means the agreement dated 25 February 2014 between KWE and the Manager relating to the management by the Manager of KWE’s affairs;

INED: means each of the independent non-executive Directors of KWE being, at the date of this agreement, Charlotte Valeur, Simon Radford and Mark McNicholas;

KWE Information:  means information relating to the capital structure, investors, business affairs, assets and/or liabilities of KWE and/or any member of its Group;

KWH Information:  means information relating to the capital structure, investors, business affairs, assets and/or liabilities of KWH and or any member of its Group;

Market Abuse: means any breach of EU regulation No 596/2014 and any delegated legislation made pursuant thereto and as interpreted by any guidance issued by the European Securities and Markets Authority;

Proposed Transaction: any offer by KWH or any member of its Group (including, for the avoidance of doubt, any new company to be incorporated for the purpose of implementing the Proposed Transaction) for the entire issued and to be issued share capital of KWE, such offer to be effected either by means of a takeover offer or by means of a scheme or arrangement;

Receiving Party: means (a) a Party to whom or to whose Representatives or Advisers Confidential Information has at any time been disclosed by a Disclosing Party or any of its Representatives or Advisers or (b) in the case of KWE Information, a person, other than KWE or a member of its Group, to whom KWE Information has at any time been disclosed by KWH, any member of its Group, the Manager or any of their respective Representatives or Advisers;

Representative: means, in relation to any person, a director, partner, officer, employee or consultant of that person or of any member of its Group, but the Representatives of KWE will not include any persons employed by or holding office with the Manager or KWH, or any other member of KWH’s Group;

Ring Fenced Executive:  means each of Gautam Doshi, Fraser Kennedy, Padmini Singla and Mike Pelger; and

Shared Executive:  means any Representative of the Manager, other than a Ring Fenced Executive and includes the directors of KWE who are not INEDs.

1.2         In this agreement any reference to “holding company”, “parent undertaking”, “subsidiary” or “subsidiary undertaking” means a “holding company”, a “subsidiary”, a “subsidiary undertaking” or a “parent undertaking” as defined in the Companies Act 2006, save that a company shall be treated, for the purposes only of the membership requirement contained in ss.1159(1)(b) and (c), as a member of another company even if its shares in that other company are registered in the name of (i) another person (or that person’s nominee), whether by way of security or in connection with the taking of security, or (ii) its nominee.

1.3         The Parties agree that, subject always to and save as expressly provided in this clause 1.3 and clause 2 (Confidentiality obligations):

1.3.1	any member of the Disclosing Party’s Group may enforce the terms of this agreement in accordance with the Contracts (Rights of Third Parties) Act 1999 as if it were a party to this agreement;

1.3.2	unless expressly stated, no term of this agreement shall be enforceable under the Contracts (Rights of Third Parties) Act 1999 by a third party; and

1.3.3	notwithstanding that any term of this agreement may be or become enforceable by a third party:

1.3.3.1	the terms of this agreement may be varied, amended or modified, or the terms of this agreement may be suspended, cancelled or terminated, by agreement in writing between the Parties; and

1.3.3.2	the agreement set out in this agreement may be rescinded,

in each case without the consent of any such third party.

1.4         Any reference to a statute, statutory provision or subordinate legislation (“Legislation”) shall (except where the context otherwise requires) be construed as referring to such Legislation as amended and in force from time to time and to any Legislation which re-enacts or consolidates (with or without modification) any such Legislation.

1.5         The words “include(s)” and “including” shall be interpreted as if they were in each case followed by the words “without limitation”.

1.6	Use of the singular includes the plural and vice versa.

1.7	The headings in this agreement are included for convenience only and shall not affect the interpretation of it.

2           Confidentiality obligations

2.1         Subject to clause 3 below, each Receiving Party undertakes to each Disclosing Party that it and its Representatives, Advisers and each other member of its Group shall at all times, whether or not the Proposed Transaction is completed:

2.1.1

use the Confidential Information referable to the Disclosing Party only for the purpose of considering, facilitating or advising or seeking advice in relation to the Proposed Transaction and not use it for any other purpose whatsoever, except that the Manager, any Delegate and the Shared Executives may use KWE Information solely (a) to the extent required to enable the Manager or any Delegate to perform its duties in accordance with the IMA or (b) to the extent previously approved in writing by the INEDs, for the purposes of the Proposed Transaction as permitted by the INEDs but not otherwise;

2.1.2	not disclose after the date of this agreement, except with the prior written consent of the other, any Confidential Information to anyone other than those persons who:

2.1.2.1	are the Receiving Party’s Representatives or members of its Group; and

2.1.2.2	need to know such information for the purposes of considering, facilitating or advising in relation to the Proposed Transaction; and

2.1.2.3	are aware of the obligations of confidentiality contained in this agreement and agree to keep the Proposed Transaction and such Confidential Information confidential;

2.1.3	keep confidential and preserve the secrecy of the Confidential Information;

2.1.4

cause each of its Representatives and Advisers to whom it or any member of its Group discloses or has disclosed Confidential Information referable to the Disclosing Party to comply with the restrictions imposed on it by this agreement as if such Representatives or Advisers were a party to this agreement and directly bound by such restrictions; and

2.1.5

not disclose either the fact that discussions or negotiations are taking place in relation to the Proposed Transaction or the contents or status of such discussions or negotiations (except to its Representatives, Advisers and other members of its Group).

2.2          In order to control the copying and distribution of the Confidential Information, the Receiving Party undertakes that it shall store the Confidential Information properly and securely (including by ensuring, so far as is reasonably practicable, that appropriate technical and organisational measures are in place to protect the Confidential Information against unauthorised or unlawful processing and against accidental loss, damage or destruction).

2.3	The Receiving Party will promptly inform the Disclosing Party in writing if the Receiving Party becomes aware of:

2.3.1	a breach by it of the terms of this agreement; or

2.3.2	conduct which would be a breach by any member of its Group or any of its or their respective Representatives or Advisers of the terms of this agreement if such person were a party to this agreement and bound by the obligations of the Receiving Party.

2.4	Each of KWH and the Manager undertakes to KWE that it will:

2.4.1

not disclose, and will prevent each member of its Group and its and their respective Representatives and Advisers from disclosing, any KWE Information to any member of its Group or any of their respective Representatives or Advisers or any other person except, in each case, to the extent that the disclosure is required in order to enable the Manager or any Delegate to perform its duties in accordance with the IMA or to the extent previously approved in writing by the INEDs;

2.4.2

instruct each of the Ring Fenced Executives promptly to supply to the INEDs all information owned by KWE and requested by any INED in respect of any aspect of the affairs of KWE or any member of its Group (including, without limitation, in respect of its capital structure or its investments) and will instruct the Ring Fenced Executives to ensure that such information will be, when supplied, complete, accurate and not misleading; and

2.4.3	take all reasonable steps to ensure that none of the Ring Fenced Executives discloses:

2.4.3.1	any KWE Information; or

2.4.3.2	any other information about the preparations of the INEDs for the Proposed Transaction,

to KWH or any other person without the prior written consent of the INEDs, save that no such consent shall be required in respect of any disclosure of information by the Ring Fenced Executives to (i) the Manager or any Delegate in accordance with the IMA or (ii) KWH in order to allow KWH to comply with its regulatory or accounting requirements.

2.5

Each of KWH and the Manager warrants to KWE that, except as previously disclosed to the INEDs or to KWE’s Advisers in writing, neither the Manager, KWH, any member of KWH’s Group nor any of their respective Representatives or Advisers has disclosed any KWE Information to any of KWH’s Advisers or to the board of KWH in connection with any aspect of the Proposed Transaction.

3	Permitted disclosures

3.1	The non-disclosure undertakings in clause 2 shall not apply to any disclosure of information:

3.1.1	which at the time of disclosure is within the public domain otherwise than as a result of a breach of this agreement or any other duty of confidentiality;

3.1.2	which has come into the public domain other than as a direct or indirect result of a breach of the terms of this agreement or any other duty of confidentiality;

3.1.3

which has become available to a Receiving Party from a source other than the Disclosing Party, which, so far as the Receiving Party is aware, is in possession of such information otherwise than as a result of a breach of this agreement or any other duty of confidentiality and has not breached any legal, regulatory or fiduciary obligation to the Disclosing Party or any member of its Group or to any third party in so making available such information;

3.1.4	which has been independently developed without reference to the Confidential Information; or

3.1.5

where the disclosure of such information is required to permit compliance with (i) any order of a court of competent jurisdiction or any competent judicial, governmental, regulatory or supervisory body, (ii) the rules of any listing authority, stock exchange or any regulatory or supervisory body (including any supervisory body responsible for setting accounting standards) with which the Receiving Party is bound to comply or (iii) applicable laws or regulations, provided in each case that, before it discloses any Confidential Information, the Receiving Party shall, to the extent practicable and permitted by all applicable laws and regulations, inform the Disclosing Party of the full circumstances and the information required to be disclosed, consult with the Disclosing Party as to possible steps to avoid or limit disclosure.

3.2	Nothing in this agreement will in any way:

3.2.1	restrict or delay KWE from making any announcement required to comply with the UK Listing Authority’s Listing Rules or the Code; or

3.2.2	restrict or prevent the Manager or any Delegate from disclosing any information to KWH which KWH requires in order to allow it to comply with its on-going legal, regulatory or accounting requirements.

3.3         The undertakings in this agreement will prohibit KWH and its Representatives or Advisers (but nothing in this agreement will prevent KWE or any of its Representatives or Advisers) from approaching any shareholders of KWE in connection with the Proposed Transaction, unless and until:

3.3.1	there has been an announcement of the Proposed Transaction under Rules 2.4 or 2.7 of the Code;

3.3.2	the INEDs have communicated to KWH an unequivocal rejection of its approach (as the Panel on Takeovers and Mergers would construe such rejection for the purposes of interpreting Rule 2 of the Code);

3.3.3	the INEDs have indicated to KWH in writing their agreement in principle to recommend the Proposed Transaction to KWE’s shareholders; or

3.3.4	KWE has given its prior written consent to such an approach,

provided that the restrictions imposed by this clause 3.3 shall immediately cease to have any effect once KWH has indicated to KWE that it is no longer actively considering the Proposed Transaction.

4	Return of information

4.1	The Receiving Party undertakes that, if:

(a)	negotiations and discussions in relation to the Proposed Transaction break down; or

(b)	either Party has decided not to proceed with the Proposed Transaction,

and the Disclosing Party so requests in writing, the Receiving Party shall, and shall procure that members of its Group and its Representatives and Advisers shall, within 14 days of a request from the Disclosing Party, return or destroy all hard copies, and use its reasonable endeavours to delete all electronic copies, of documents or other materials containing or reflecting Confidential Information provided to it by or on behalf of the Disclosing Party in connection with the Proposed Transaction, provided that the Receiving Party, members of its Group and its Representatives and Advisers:

4.1.1

will be entitled to retain such copies of information as is required by law or regulation or the rules of any applicable governmental, regulatory or supervisory authority to which it is subject or which is contained in any board or committee papers; and

4.1.2	will not be required to delete electronic records backed up in accordance with usual practices.

4.2	To the extent that any Confidential Information continues to be held in any computer, word processor or other device containing information, the Receiving Party shall make no use or disclosure of it.

4.3

Notwithstanding (i) such return, destruction or deletion as is mentioned in clause 4.1 above, (ii) the termination of this agreement or (iii) the cessation of the relationship between the Parties, the obligations contained in this agreement shall, until the date referred to in clause 6 or any earlier date specified in this agreement, continue in full force and effect.

5	Insider dealing, market abuse, standstill and other agreements

5.1

The Receiving Party acknowledges that the Confidential Information disclosed by the Disclosing Party may constitute “inside information” in relation to the Disclosing Party or its securities within the meaning of Part V of the CJA. Accordingly, the Receiving Party undertakes that it will not in breach of the provisions of the CJA deal, or encourage any other person to deal, in any price affected securities in relation to, or on the basis of, any Confidential Information or disclose any Confidential Information.

5.2

The Receiving Party confirms and acknowledges that any Confidential Information disclosed to it or its Representatives, Advisers or any other member of its Group is solely for the purposes of the Receiving Party’s due diligence in relation to the Proposed Transaction and to enable the Receiving Party to obtain advice in relation to the Proposed Transaction.

5.3

The Receiving Party will ensure that it and its Representatives, Advisers and each member of its Group, who are in or acquire possession of Confidential Information are aware of the confidential nature of such information and the prohibitions against insider dealing, encouraging dealing or disclosing such information contained in the CJA. The Receiving Party undertakes that it, and that it will procure that each other member of its Group and each of its Representatives and Advisers, will not engage in Market Abuse or encourage another person to engage in behaviour based on Confidential Information which, if engaged by the Receiving Party, its Representatives, Advisers or any member of its Group, would amount to Market Abuse.

5.4

KWH undertakes that neither it nor any person acting in concert with it will acquire any right over or interest in any KWE share without the prior written consent of the INEDs, other than any such right or interest acquired by KWH or any person acting in concert with it in accordance with the IMA, and provided that the restrictions imposed by this clause 5.4 shall immediately cease to have any effect once KWH has indicated to KWE that it is no longer actively considering the Proposed Transaction.

5.5	Each of KWH and the Manager warrants to KWE that, except as provided for under the IMA, neither of them nor any other member of KWH’s Group has:

5.5.1

except as publicly disclosed via a regulatory information service or in a similar announcement, acquired any asset (including cash) from KWE or any member of KWE’s Group or sold any such asset to KWE or any member of KWE’s Group in the 12 months prior to the date of this agreement; or

5.5.2

any right to or interest in any asset (including cash) belonging to KWE or a member of its Group and no member of KWE’s Group has any actual or contingent liability to KWH, the Manager or any member of KWH’s Group.

5.6          Each of KWH and the Manager hereby irrevocably waives all claims against each of the INEDs in respect of any breach of contract, any breach of fiduciary duty, any breach of any duty of care or any breach of any duty of confidentiality which directly or indirectly results from any act or omission of the Manager, KWH, any of their Group members or any of their respective Representatives (including Ring Fenced Executives) in relation to the affairs of KWE’s Group (including in relation to the terms of any commitment entered into by or on behalf of KWE or any member of its Group) or in connection with the Proposed Transaction. This clause 5.6 is intended to confer rights and privileges on each INED, directly enforceable by him or her by virtue of the Contracts (Rights of Third Parties) Act 1999 without the consent of any other person, and none of such rights or privileges may be waived or varied by any person without the consent of each INED.

6	Duration

The Receiving Party’s obligations of confidentiality in clause 2 of this agreement will expire upon the earlier of (i) two years from the date of this agreement and (ii) completion of the Proposed Transaction.

7	General

7.1          Each Party acknowledges that, as any Confidential Information and any non-Confidential Information relating to the Disclosing Party or its business, assets or liabilities disclosed to the Receiving Party is for evaluation purposes only, neither the Disclosing Party nor any of its Representatives or Advisers make any representation or offer any warranty with respect to the completeness or accuracy of that material, except to the extent that any representation or warranty relating to such information is made in any binding agreement entered into by a Party after the date of this agreement with the Receiving Party. Neither the Disclosing Party nor any of its Representatives or Advisers nor any members of its Group will have any liability to the Receiving Party or any other person arising from their use of the Confidential Information, save where the Confidential Information has been supplied fraudulently by the person against whom such liability is asserted.

7.2          The Receiving Party confirms that the Confidential Information is not intended as, and should not be construed in any way as, an invitation or inducement to it or any other person to engage in investment activity (within the meaning of the Financial Services and Markets Act 2000) and that the provision to the Receiving Party of any Confidential Information or non-Confidential Information by the Disclosing Party or any of its Representatives, Advisers or any member of its Group, does not constitute an offer, or an invitation to offer, for the issue or sale of any securities.

7.3          Each Party agrees that no right or licence is granted to it or anyone else in relation to Confidential Information, except as expressly set out in this agreement, and the Disclosing Party shall retain all rights, title and interest to Confidential Information.

7.4          The Receiving Party acknowledges that the Confidential Information may contain material which is subject to legal professional privilege. The Receiving Party agrees that the provision to it, and its receipt, of such material is not intended to and does not constitute a waiver of such privilege against any third party.

7.5          Without prejudice to any other rights or remedies that the Parties or any member of their Group may have, each Party acknowledges and agrees that damages may not be an adequate remedy for any breach of the provisions of this agreement and that, accordingly, each Party and members of its Group may be entitled, without proof of special damages, to the remedies of injunction and other equitable relief for any threatened or actual breach of the provisions of this agreement by the other Party.

7.6         It is further understood and agreed that any delay or failure by either Party in exercising any right, power or privilege arising under this agreement or by implication of law will not act as a waiver of such rights, powers or privileges, nor will any single or partial exercise of such rights, powers or privileges preclude any further exercise of any of them.

7.7         Neither Party shall be entitled to assign its rights or obligations under this agreement without the prior written consent of the other Party.

7.8         The terms of this agreement constitute the whole agreement among the Parties in relation to its subject matter as of the date of this agreement and there are no terms or conditions of such agreement other than those contained in this agreement.

7.9         No variation of the terms of this agreement shall be valid unless it is in writing and signed on behalf of each Party and, in the case of clause 5.6, by the INEDs.

7.10       If any provision of this agreement shall be found by any court or administrative body of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not affect the other terms of this agreement which shall remain in full force and effect.

7.11       Each Party confirms that it is acting in this matter as principal and not as agent or broker for any other person.

7.12       Save as may otherwise be agreed between the Parties, each Party shall be responsible for its own costs, fees and expenses in connection with this agreement, the Proposed Transaction or any other proposal which may be made in relation to KWE, its undertaking or assets.

8            Governing law and jurisdiction

8.1         This agreement shall be governed by and construed in accordance with the laws of England. Non-contractual obligations (if any) arising out of or in connection with this agreement shall also be governed by the laws of England.

8.2         The Parties submit to the exclusive jurisdiction of the courts of England and Wales as regards any claim, dispute or matter (whether contractual or non-contractual) arising out of or in connection with this agreement.

If the terms and conditions in this agreement are acceptable to you, we should be grateful if you would sign, date and return to us the enclosed copy of it.

Yours faithfully

/s/ Matt Windisch
for and on behalf of
Kennedy-Wilson Holdings, Inc.

/s/ Mary Ricks
for and on behalf of
KW Investment Management Ltd

We confirm our acceptance of and agreement to the terms of this agreement.

/s/Charlotte Valeur
for and on behalf of
Kennedy Wilson Europe Real Estate PLC

Dated     23/03        2017